Non-controlling interests material to the Group	6 Months Ended
Jun. 30, 2022
Equity1 [Abstract]
Non-controlling interests material to the Group
11. Non-controlling interests material to the Group

Since 31 December 2021 the only significant changes at subsidiaries that have non-controlling interest that are material to the Group related to Turquoise Hill Resources Limited (Turquoise Hill).

On 25 January 2022, Turquoise Hill waived in full, funding balances arising from a carry account loan with Erdenes Oyu Tolgoi (Erdenes) of US$2.4 billion, comprising the amount of common share investments in Oyu Tolgoi LLC (Oyu Tolgoi) funded by Turquoise Hill on behalf of Erdenes to build the project, plus US$1.0 billion of accrued interest. The waiver formed part of a comprehensive project budget and funding package undertaken between Rio Tinto, Turquoise Hill and the Government of Mongolia, upon agreement to commencement of underground operations.

Prior to the waiver agreement, funding balances owing from Erdenes to Turquoise Hill were expected to be repaid via a pledge over Erdenes' share of future Oyu Tolgoi common share dividends. For this reason, and because the arrangement was between Turquoise Hill and Erdenes rather than with Oyu Tolgoi itself, both the principal and interest were treated as transactions with owners acting in their capacity as owners. Consequently, at 31 December 2021, related amounts were recorded as a reduction in the share of equity attributable to non-controlling interests, resulting in an increase to the effective interest in Oyu Tolgoi attributable to owners of Rio Tinto. Accumulation of interest on the funding balances increased the share of retained earnings attributable to Rio Tinto as it was accrued.

Waiving the funding balances increased Erdenes' economic share through earlier entitlement to cash flows from future dividends of Oyu Tolgoi. In the six months ended 30 June 2022, there was no Group Income Statement charge for loan forgiveness or write-off as a result of the waiver. The waiver did not have an impact on the Group's assessment of impairment indicators for the Oyu Tolgoi cash generating unit at 30 June 2022.
11. Non-controlling interests material to the Group (continued)

A reallocation of the net asset value attribution between owners of Oyu Tolgoi has been recorded in the Group Statement of Changes in Equity for the six months ended 30 June 2022 by reducing equity attributable owners of Rio Tinto and increasing equity attributable to non-controlling interests:

	Retained earnings	Non-controlling interests
	US$m	US$m
Change in equity interest held by Rio Tinto
- interest accrued in 2022 (between 1 January and waiver date)	6	(6)
- total accrued interest on funding balances waived on 25 January 2022	(490)	490
	(484)	484

Equity issued to owners of non-controlling interests
- funding balance principal waived on 25 January 2022	(711)	711
- equity issued to owners of non-controlling interests (subsidiaries other than Turquoise Hill)	—	22
	(711)	733